SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 15, 2005
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	001-13957 (Commission file number)	91-1032187 (I.R.S. Employer Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The Registrant from time to time issues stock options to its employees, officers and directors pursuant to its 1998 Stock Incentive Plan, as amended (the “1998 Plan”). The Registrant filed a copy of its 1998 Plan as Exhibit 10.1 to its Quarterly Report on Form 10-Q for the period ended March 31, 2001, as filed with the Securities and Exchange Commission on May 15, 2001. The Registrant is filing herewith the form of Notice of Grant of Stock Options and Option Agreement used by the Registrant in connection with option grants made under its 1998 Plan.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Exhibit
10.1	Form of Notice of Grant of Stock Options and Option Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: November 15, 2005	By:	/s/ Anupam Narayan
Anupam Narayan
Executive Vice President, Chief Investment Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Form of Notice of Grant of Stock Options and Option Agreement